TRUST FOR SHORT-TERM U.S. GOVERNMENT SECURITIES

Supplement  to  Prospectus   and   Statement  of  Additional   Information,   as
appropriate, dated January 31, 1999



At the March 22, 1999 shareholder meeting, shareholders approved the following:

                     (1)   Elected nine Trustees.

                     (2) Ratified the selection of the Trust's independent auditors.

                     (3) Made changes to the Trust's fundamental investment policies:

                           (a) Made non-fundamental, and amended, the Trust's fundamental investment policy regarding maturity of money market instruments; and

                           (b) Amended the Trust's fundamental investment policy regarding pledging securities to permit the Trust to pledge assets to secure permitted borrowings.

                     (4) Approved a clarifying amendment to the Trust's Investment Advisory Agreement to exclude Rule 12b-1 fees and shareholder service fees from the expense cap.

                     (5) Approved an amendment and restatement to the Trust's Declaration of Trust to require the approval of a "1940 Act" majority of shareholders in the event of the sale and conveyance of the assets of the Trust to another trust or corporation.

                     (6) Approved an Agreement and Plan of Reorganization between the Trust and Money Market Obligations Trust, on behalf of its series, Trust for Short-Term U.S. Government Securities (the "New Fund"), whereby the New Fund would acquire all of the assets of the Trust in exchange for shares of the New Fund to be distributed pro rata by the Trust to its shareholders in complete liquidation and termination of the Trust.



                                                                  March 22, 1999





[Graphic]
Federated Investors
Federated Securities Corp., Distributor

Federated Investors, Inc.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
www.federatedinvestors.com
Cusip 898331103
G02545-03 (3/99)